UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2009

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

         Florida                               333-135585                             65-0958798

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

8000 North Federal Highway, Boca Raton, Florida                          07724

       (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 - Other Events

ClearTronics, Inc. (the "Company") issued a press release, dated January 22, 2009 entitled-"VoiceInterop and Twisted Pair Solutions Partner to Meet Rising Demand for Cost-effective Unified Communications."

The press release is in its entirety below:

VoiceInterop and Twisted Pair Solutions Partner to Meet Rising Demand for Cost-effective Unified Communications

Boca Raton, Florida – January 22, 2009 – VoiceInterop, Inc. a wholly owned subsidiary of Cleartronic, Inc. (OTCBB: CLRI), as previously reported, announced that it has adopted Twisted Pair Solutions’ WAVE™ software as a core component of its AudioMate360 family of IP gateway devices.  VoiceInterop is a provider of unified communications solutions for both enterprise and managed environments.  Twisted Pair Solutions is a pioneer in unified communications software built to open standards. We believe that the companies’ combined solution meets the growing demand from transportation, utility, government and other organizations for cost-effective, flexible, easy-to-deploy interoperable communications solutions.

VoiceInterop’s affordable, end-to-end family of gateways, combined with WAVE software, leverages standard IP networks as the unifying medium to seamlessly connect disparate and incompatible communications systems, regardless of device, network or application. The companies’ combined solution reduces deployment costs and maximizes ROI by enabling businesses to leverage existing communications infrastructure.

“For too long, unified communications has stumbled because of the lack of affordable interoperability of diverse communications devices and networks, which have mostly been built on proprietary hardware solutions,” said Larry Reid, CEO of VoiceInterop. “Working with Twisted Pair, we’re breaking down these adoption barriers by delivering an affordable solution that doesn’t sacrifice the rich functionality our customers have required.”

The Company’s contractual relationships with Twisted Pair Solutions, Inc. are further described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

About VoiceInterop

VoiceInterop, Inc., a wholly owned subsidiary of Cleartronic, Inc. (OTCBB:CLRI), is a Unified Communications Solutions Company specializing in standards-based UC middleware application development and IT/Telecom systems integration. VoiceInterop, also manufactures and sells its series of patent pending AudioMate360 family of IP gateway devices. The company’s solutions enhance risk mitigation and operational efficiencies for homeland security, public safety, first responder and critical infrastructure agencies and business continuity requirements.  VoiceInterop is headquartered in Boca Raton, FL, USA.  For more information contact Larry Reid at 561-443-0445, Ext 143 or visit www.voiceinterop.com or www.twistpair.com.

Statements contained in this press release which are not historical facts are known as forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date:January 22, 2009

By: /s/ Larry Reid

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Larry Reid

Chef Executive Officer